UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2005

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20421	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado  80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 21, 2005, Liberty Media Corporation (“Liberty”) completed the spin off (the “Spin Off”) of its wholly-owned subsidiary, Discovery Holding Company (“DHC”), to its shareholders. At the time of the Spin Off, DHC’s assets were comprised of a 100% ownership interest in Ascent Media Group, LLC, a 50% ownership interest in Discovery Communications, Inc. and $200 million in cash. In connection with the Spin Off, holders of record of Liberty common stock on July 15, 2005 (the “Record Date”) received 0.10 of a share of DHC Series A common stock for each share of Liberty Series A common stock owned at 5:00 p.m. New York City time on the Record Date and 0.10 of a share of DHC Series B common stock for each share of Liberty Series B common stock owned at 5:00 p.m. New York City time on the Record Date. The Spin Off is intended to qualify as a tax-free spin off. For accounting purposes, no gain or loss was recognized by Liberty in connection with the Spin Off.

Item 9.01. Financial Statements and Exhibits

(b)  Pro forma financial information — Condensed Pro Forma Consolidated Financial Statements for Liberty Media Corporation dated March 31, 2005 and December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERTY MEDIA CORPORATION

Date: July 26, 2005	By:	/s/ Christopher W. Shean
	Name:	Christopher W. Shean
	Title:	Senior Vice President and Controller

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Liberty Media Corporation

Condensed Pro Forma Consolidated Financial Statements

March 31, 2005 and December 31, 2004

(unaudited)

On July 21, 2005, Liberty Media Corporation (“Liberty”) completed the spin off (the “Spin Off”) of its wholly-owned subsidiary, Discovery Holding Company (“DHC”), to its shareholders.  At the time of the Spin Off, DHC’s assets were comprised of a 100% ownership interest in Ascent Media Group, LLC, a 50% ownership interest in Discovery Communications, Inc. and $200 million in cash.  In connection with the Spin Off, holders of record of Liberty common stock on July 15, 2005 (the “Record Date”) received 0.10 of a share of DHC Series A common stock for each share of Liberty Series A common stock owned at 5:00 p.m. New York City time on the Record Date and 0.10 of a share of DHC Series B common stock for each share of Liberty Series B common stock owned at 5:00 p.m. New York City time on the Record Date.  The Spin Off is intended to qualify as a tax-free spin off.

For financial reporting purposes, the historical financial position and results of operations of DHC for periods prior to the Spin Off will be included in discontinued operations in Liberty’s consolidated financial statements.  Accordingly, the assets and liabilities, revenue, costs and expenses, and cash flows of DHC will be excluded from the respective captions in Liberty’s consolidated balance sheets, statements of operations and statements of cash flows and will be reported under the heading of discontinued operations in such consolidated financial statements.

The following unaudited condensed pro forma consolidated balance sheet for Liberty as of March 31, 2005 assumes the Spin Off was effective as of such date.  The following unaudited condensed pro forma consolidated statements of operations for Liberty for the three months ended March 31, 2005 and the year ended December 31, 2004 assume the Spin Off was effective as of January 1, 2004.  The unaudited pro forma results do not purport to be indicative of the financial position and results of operations that Liberty would have obtained if the Spin Off was effective as of the aforementioned dates.

Liberty Media Corporation

Condensed Pro Forma Consolidated Balance Sheet

March 31, 2005

(unaudited)

		Less:	Pro forma
	Liberty	DHC	adjustments		Liberty
	historical	historical	and eliminations		pro forma
	amounts in millions
Assets
Cash and cash equivalents	$1,347	15	(200	)(1)	1,132
Other current assets	3,749	177	—		3,572
Investments in available-for-sale securities and other cost investments	19,533	11	—		19,522
Investments in affiliates accounted for using the equity method	3,647	2,970	—		677
Property and equipment, net	1,384	262	—		1,122
Goodwill	9,149	2,136	—		7,013
Trademarks	2,388	2	—		2,386
Other assets	6,419	5	—		6,414

Total assets	$47,616	5,578	(200)		41,838

Liabilities and Stockholders’ Equity
Current liabilities	$3,327	101	—		3,226
Long-term debt	8,304	—	—		8,304
Deferred income tax liabilities	10,052	1,092	58	(2)	9,018
Other liabilities	1,857	24	—		1,833
Total liabilities	23,540	1,217	58		22,381

Minority interest	270	—	—		270

Stockholders’ equity	23,806	4,361	(200	)(1)	19,187
			(58	)(2)

Total liabilities and stockholders’ equity	$47,616	5,578	(200)		41,838

Liberty Media Corporation

Condensed Pro Forma Consolidated Statement of Operations

Three months ended March 31, 2005

(unaudited)

		Less:
	Liberty	DHC			Liberty
	historical	historical	Eliminations		pro forma
	amounts in millions

Revenue
Net sales from electronic retailing	$1,464	—	—		1,464
Communications and programming services	531	174	—		357
	1,995	174	—		1,821

Cost of sales	(914)	—	—		(914)
Operating expenses	(485)	(111)	—		(374)
Selling, general and administrative expenses	(212)	(43)	—		(169)
Depreciation and amortization	(178)	(17)	—		(161)

Operating income	206	3	—		203

Other income	303	23	—		280

Earnings from continuing operations before income taxes and minority interests	509	26	—		483

Income tax expense	(236)	(9)	2	(3)	(225)
Minority interests in earnings of subsidiaries	(19)	—	—		(19)

Net earnings from continuing operations	$254	17	2		239

Earnings per common share:
Basic and diluted earnings from continuing operations	$.09				.08

Liberty Media Corporation

Condensed Pro Forma Consolidated Statement of Operations

Year ended December 31, 2004

(unaudited)

		Less:
	Liberty	DHC			Liberty
	historical	historical	Eliminations		pro forma
	amounts in millions

Revenue
Net sales from electronic retailing	$5,687	—	—		5,687
Communications and programming services	1,995	631	—		1,364
	7,682	631	—		7,051

Cost of sales	(3,594)	—	—		(3,594)
Operating expenses	(1,736)	(380)	—		(1,356)
Selling, general and administrative expenses	(916)	(156)	—		(760)
Litigation settlement	42	—	—		42
Depreciation and amortization	(736)	(78)	—		(658)

Operating income	742	17	—		725

Other income (expense)	(418)	84	—		(502)

Earnings from continuing operations before income taxes and minority interests	324	101	—		223

Income tax expense	(158)	(35)	4	(3)	(119)
Minority interests in earnings of subsidiaries	(5)	—	—		(5)

Net earnings from continuing operations	$161	66	4		99

Earnings per common share:
Basic and diluted earnings from continuing operations	$.06				.04

Liberty Media Corporation

Notes to Condensed Pro Forma Consolidated Financial Statements

March 31, 2005 and December 31, 2004

(unaudited)

(1)          Represents Liberty’s cash contribution of $200 million to a subsidiary of DHC prior to the completion of the Spin Off.

(2)          Represents the elimination of a valuation allowance for certain net operating loss carryforwards (“NOLs”) reflected in the historical DHC financial statements but not reflected in the historical Liberty financial statements.  The valuation allowance was reflected in the historical DHC financial statements as it is more likely than not that DHC (once it is a separate public company) will not be able to realize the benefits of these NOLs.  Liberty had not recorded a valuation allowance for these NOLs because it had determined that is was more likely than not that it would be able to use them if DHC remained in the Liberty tax consolidated group.

(3)          Represents the elimination of the tax effect of certain intercompany transactions between Liberty and DHC that are reflected in the DHC historical financial statements, but are eliminated in the historical consolidated Liberty financial statements.